                                                                     EXHIBIT 2
                                                                     ---------
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Douglas W. Roberts, Peter Scott and Walter T. Klenz, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Schedule 13D in connection with execution of the Tender, Voting and Option Agreement and Merger Agreement between Foster's Brewing Group, Bordeaux Acquisition Corporation and the undersigned and any and all amendments, including post-effective amendments, to a Schedule 13D, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this statement has been signed by the following persons in the capacities and on the date indicated:

Signature                                     Date
---------                                     ----
CRULL FAMILY TRUST

By: /s/ Timm F. Crull                         September 19, 2000
    --------------------------
Name:  Timm F. Crull
Title: Trustee

MOONE FAMILY TRUST

By:  /s/ E. Michael Moone                     September 19, 2000
     -------------------------
Name:  E. Michael Moone
Title: Trustee

PRIVATE RESERVE LP

By:  /s/ E. Michael Moone                     September 19, 2000
     -------------------------
Name:  E. Michael Moone
Title:

MOONE FAMILY FOUNDATION

By:  /s/ E. Michael Moore                     September 19, 2000
     -------------------------
Name:  E. Michael Moore;
Title: Trustee

Signature                                     Date
---------                                     ----
MOONE ENTERPRISES LLC

By:  /s/ E. Michael Moone                     September 19, 2000
     -------------------------
Name:  E. Michael Moone
Title:


THE ROBERT E. STEINHAUER AND
VERNA STEINHAUER 1992 TRUST

By:  /s/ Robert E. Steinhauer                 September 19, 2000
     ------------------------
Name:  Robert E. Steinhauer
Title: SVP Vineyard Operations

ROGERS FAMILY TRUST

By:  /s/ Jesse T. Rogers                      September 19, 2000
     -------------------------
Name:  Jesse T. Rogers
Title: Trustee

VARE FAMILY PARTNERSHIP

By:  /s/ George A. Vare                       September 19, 2000
     -------------------------
Name:  George A. Vare
Title: Trustee

PETERSON FAMILY TRUST

By:  /s/ Thomas W. Peterson                   September 19, 2000
     -------------------------
Name:  Thomas W. Peterson
Title: Trustee

Signature                                     Date
---------                                     ----

/s/ Richard L. Adams                          September 19, 2000
------------------------------
Richard L. Adams


/s/ Randy Christofferson                      September 19, 2000
------------------------------
Randy Christofferson


/s/ Timm F. Crull                             September 19, 2000
------------------------------
Timm F. Crull


/s/ William A. Franke                         September 19, 2000
------------------------------
William A. Franke


/s/ E. Michael Moone                          September 19, 2000
------------------------------
E. Michael Moone


/s/ Jesse Rogers                              September 19, 2000
------------------------------
Jesse Rogers


/s/ George A. Vare                            September 19, 2000
------------------------------
George A. Vare


/s/ Richard G. Carter                         September 19, 2000
------------------------------
Richard G. Carter


/s/ Lloyd P. Chasey                           September 19, 2000
------------------------------
Lloyd P. Chasey


/s/ Martin L. Foster                          September 19, 2000
------------------------------
Martin L. Foster


/s/ Walter T. Klenz                           September 19, 2000
------------------------------
Walter T. Klenz

Signature                                     Date
---------                                     ----

/s/ Allan Tor Kenwood                         September 19, 2000
------------------------------
Allan Tor Kenwood


/s/ Benjie Lawrence                           September 19, 2000
------------------------------
Benjie Lawrence


/s/ Thomas W. Peterson                        September 19, 2000
------------------------------
Thomas W. Peterson


/s/ Douglas W. Roberts                        September 19, 2000
------------------------------
Douglas W. Roberts


/s/ Peter Scott                               September 19, 2000
------------------------------
Peter Scott


/s/ Edward Sbagia                             September 19, 2000
------------------------------
Edward Sbagia


/s/ Robert E. Steinhauer                      September 19, 2000
------------------------------
Robert E. Steinhauer


/s/ Janelle E. Thompson                       September 19, 2000
------------------------------
Janelle E. Thompson


/s/ Douglas A. Walker                         September 19, 2000
------------------------------
Douglas A. Walker


/s/ James W. Watkins                          September 19, 2000
------------------------------
James W. Watkins